UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

MDH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39967	85-1936285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 N. Carroll Ave., Suite 100

South Lake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 968-4444

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MDH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	MDH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MDH.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

On July 21, 2021, MDH Acquisition Corp., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Paylink Holdings Inc., a Delaware corporation (“Blocker”), Normandy Holdco LLC, a Delaware limited liability company (“Blocker Owner”), Olive Ventures Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Blocker (“PubCo”), Milestone Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Milestone Merger Sub”), MDH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“MDH Merger Sub,” and together with PubCo and Milestone Merger Sub, the “PubCo Parties”), CF OMS LLC, a Delaware limited liability company (“CF OMS”), and OP Group Holdings, LLC, a Delaware limited liability company (“OP Group”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the Board of Directors of the Company.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, termination fee provisions and other terms relating to the Transaction (defined below) are summarized below. Such summary is qualified in its entirety by the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Business Combination Agreement

The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and conditions thereof, the following transactions will occur (together with the other agreements and any related transactions contemplated by the Business Combination Agreement, the “Transaction”):

•	at the closing of the Transaction (the “Closing”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Milestone Merger Sub will merge with and into Blocker, with Blocker as the surviving company and a wholly-owned subsidiary of PubCo (the “Blocker Merger”). In connection with the Blocker Merger, all of the outstanding equity of Blocker shall be converted into the right of Blocker Owner to receive a number of shares of PubCo Class A Common Stock equal to the Blocker Share Consideration Amount (as defined in the Business Combination Agreement), up to 2,500,000 additional shares of PubCo Class A Common Stock and an amount of cash equal to the unreturned capital contribution balance of the Series A Preferred Units owned by Blocker pursuant to OP Group’s limited liability company agreement (the “Original LLCA”) had the Original LLCA not been amended and restated and payments and certain rights under the Tax Receivable Agreement (defined below);

•	immediately following the Blocker Merger, in accordance with the DGCL, MDH Merger Sub will merge with and into the Company, with the Company as the surviving company and a wholly-owned subsidiary of PubCo (the “MDH Merger”, and together with the Blocker Merger, the “Mergers”). In connection with the MDH Merger, (1) each share of the Company outstanding immediately prior to the consummation of the MDH Merger will be converted into one share of PubCo Class A Common Stock and (2) each MDH Warrant (as defined in the Business Combination Agreement) outstanding as of immediately prior to the consummation of the Transaction will be exchanged for a PubCo warrant exercisable for shares of PubCo Class A Common Stock;

•	immediately following the MDH Merger, CF OMS shall pay to PubCo an amount equal to the aggregate par value thereof for (1) a number of shares of vested PubCo Class B Common Stock equal to the CF OMS Share Consideration Amount (as defined in the Business Combination Agreement), which number of shares of PubCo Class B Common Stock shall be equal to the number of Common Units held by CF OMS after giving effect to the Transaction and (2) 2,500,000 shares of unvested PubCo Class B Common Stock, which number of shares of PubCo Class B Common Stock shall be equal to the number of Earnout Units (as defined in the Business Combination Agreement) held by CF OMS (collectively, the “CF OMS Class B Purchase”);

•	immediately following the CF OMS Class B Purchase, PubCo shall contribute to the Company all the remaining cash of PubCo (the “MDH Contribution”);

•	immediately following the MDH Contribution, CF OMS shall sell to the Company a number of Common Units such that the amount of cash paid by the Company to CF OMS is equal to the unreturned capital contribution balance of the Series A Preferred Units (as defined in the Business Combination Agreement) owned by CF OMS pursuant to the Original LLCA had the Original LLCA not been amended and restated (such sale, the “CF OMS Sale”) in exchange for the CF OMS Cash Consideration Amount (as defined in the Business Combinaiton Agreement) and certain rights under the Tax Receivable Agreement (as defined below); and

•	immediately following the CF OMS Sale, the Company shall contribute to OP Group all the remaining cash of the Company (such contribution, the “OP Group Contribution”) in exchange for (1) a number of Common Units equal to (a) the aggregate number of vested shares of PubCo Class A Common Stock outstanding as of the time of such sale (including shares issued in connection with the Mergers and the PIPE Investment (defined below) (discussed in further detail below)) less (b) all Common Units held by Blocker or already held by the Company as a result of the CF OMS Sale, and (2) 5,175,000 Earnout Units (discussed in further detail below).

Earnout

In accordance with the Business Combination Agreement, Blocker Owner and CF OMS shall have the right to receive additional consideration from PubCo based on the performance of the PubCo Class A Common Stock stock price following the Closing.

As part of the Business Combination Agreement, Blocker Owner shall receive 2,500,000 shares of PubCo Class A Common Stock to the extent the requirements in the Business Combination Agreement are satisfied. Specifically, Blocker Owner’s right to receive such shares after the Closing will be based upon the PubCo Class A Common Stock stock price during the seven years following the Closing:

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $13.00 over any 20 trading days within any 30 consecutive trading days, then 1,250,000 shares of PubCo Class A Common Stock will be issued to Blocker Owner; and

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $17.00 over any 20 trading days within any 30 consecutive trading days, then the remaining 1,250,000 shares of PubCo Class A Common Stock will be issued to Blocker Owner.

As part of the Business Combination Agreement, immediately prior to the Blocker Merger, and in connection with the execution of the amended and restated limited liability company agreement of OP Group, CF OMS shall receive 2,500,000 unvested Earnout Units (as defined in the Business Combination Agreement) and a corresponding number of unvested PubCo Class B Common Stock, which Earnout Units and PubCo Class B Common Stock will vest to the extent the requirements in the Business Combination Agreement are satisfied. Specifically, such shares will vest based upon the post-closing performance of PubCo Class A Common Stock stock price during the seven years following the Closing:

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $13.00 over any 20 trading days within any 30 consecutive trading days, then 1,250,000 of the Earnout Units and PubCo Class B Common Stock will vest and, at the election of CF OMS, such units and shares may be exchanged for 1,250,000 shares of PubCo Class A Common Stock; and

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $17.00 over any 20 trading days within any 30 consecutive trading days, then the remaining 1,250,000 of the Earnout Units and PubCo Class B Common Stock will vest and, at the election of CF OMS, such units and shares may be exchanged for 1,250,000 shares of PubCo Class A Common Stock.

Notwithstanding the foregoing, if PubCo directly or indirectly consummates a Subsequent Transaction (as defined in the Business Combination Agreement) during the seven years following the Closing, then (1) Blocker Owner will be entitled to receive the entirety of the 2,500,000 shares of PubCo Class A Common Stock referenced above and (2) all of CF OMS’ Earnout Units and shares of PubCo Class B Common Stock shall fully vest, in each case, upon the consummation of the Subsequent Transaction.

Representations and Warranties

The Business Combination Agreement includes customary representations and warranties of OP Group, Blocker and PubCo Parties, CF OMS and Blocker Owner, and the Company relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Business Combination Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Business Combination Agreement and not to provide investors with any other factual information regarding the Company, PubCo or OP Group or any of their respective businesses and should be read in conjunction with the disclosures in the Company’s and PubCo’s periodic reports and other filings with the Securities Exchange Commission (“SEC”).

Covenants

The Business Combination Agreement includes customary covenants of the parties, including, among others, providing for (1) the parties conduct with respect to operation of their respective businesses prior to consummation of the Transaction, (2) efforts to satisfy conditions to consummation of the Transaction, (3) the Company and PubCo to adopt and approve an incentive plan, (4) OP Group, Blocker and the PubCo Parties to provide the Company with reasonable access, during normal business hours, to the properties, books and records of OP Group and its subsidiaries, (5) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies, and (6) the parties to refrain from soliciting or initiating any negotiations to could reasonably be expected to lead to a Competing Transaction (as defined in the Business Combination Agreement).

Conditions to Consummation of the Transaction

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (1) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (2) no action or governmental order that restrains, prohibits or otherwise would enjoin the consummation of the Transaction or make such consummation illegal, (3) approval of the Business Combination Agreement and the Transaction by the Company’s stockholders, (4) effectiveness of the registration statement on Form S-4 with no stop orders or any threatened or pending proceedings seeking a stop order with respect to such Form S-4, and (5)  approval for listing of PubCo Class A Common Stock and PubCo Warrants on the New York Stock Exchange.

Additionally, the consummation of the Transaction is conditioned upon the Company making all of the necessary arrangements, if any, so that (1) the remaining funds in the trust account that holds the proceeds of the Company’s initial public offering, after  the reduction for the aggregate amount of payments, if any, required to satisfy redemptions of the Company’s Class A Common Stock and (2) the PIPE Proceeds (as defined below), and (3) Cash on Hand (as defined in the Business Combination Agreement) is, in aggregate, at least $165,000,000.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (1) by mutual written consent of OP Group and the Company, (2) by either OP Group or the Company if (a) any Governmental Entity (as defined in the Business Combination Agreement) has enacted or issued any final and non-appealable law or order that has the effect of making the consummation of the Transaction illegal, (b) if Closing has not occurred on or before December 31, 2021 or (c) in the event of certain uncured breaches by the other party or (3) by the Company after July 23, 2021 if the necessary stockholder consents have not been obtained and delivered to the Company.

Certain Related Agreements

Tax Receivable Agreement

Simultaneously with the Closing, CF OMS, PubCo, OP Group and the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”), which will provide for, among other things, payment by PubCo to the TRA Holders (as defined in the Tax Receivable Agreement) as the result of certain tax benefits related to the Transaction and any Exchange (as defined in the Tax Receivable Agreement) of the Common Units or Earnout Units of OP Group.

The above summary of the terms of the Tax Receivable Agreement is qualified in its entirety by the form of Tax Receivable Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Transaction Support Agreement

On July 21, 2021, the Company entered into a Transaction Support Agreement (the “Transaction Support Agreement”), by and among OP Group, the Company, PubCo and MDIH Sponsor, LLC, a Delaware limited liability company (“Sponsor”), pursuant to which Sponsor, as the record and beneficial owner of shares of Class B Common Stock of the Company, has agreed to, among other things, vote in its capacity as a stockholder of the Company, for the approval and adoption of the Business Combination Agreement and the Transaction and not to transfer any of its interests in the Company.

The above summary of the terms of the Transaction Support Agreement is qualified in its entirety by the Transaction Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Sponsor Letter Agreement

On July 21, 2021, concurrently with the execution of the Business Combination Agreement, Sponsor, PubCo, OP Group and the Company entered into a sponsor letter agreement (the “Sponsor Letter Agreement”) pursuant to, and on the terms and conditions of which, the parties thereto agree that 5,175,000 shares of the PubCo Class A Common Stock, par value $0.0001 per share that are to be issued to Sponsor in connection with the Transaction shall have contingent earnout requirements (the “Earnout Shares”). Sponsor’s right to receive the Earnout Shares after the Closing will be based upon the post-closing performance of the PubCo Class A Common Stock stock price during the seven years following the Closing:

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $12.00 over any 20 trading days within any 30 consecutive trading days, then 1,725,000 of the Earnout Shares will vest;

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $13.50 over any 20 trading days within any 30 consecutive trading days, then an additional 1,725,000 of the Earnout Shares will vest; and

•	if, during the seven years following the Closing, the volume weighted average price of PubCo Class A Common Stock is greater than or equal to $17.00 over any 20 trading days within any 30 consecutive trading days, then the remaining 1,725,000 of the Earnout Shares will vest.

Notwithstanding the foregoing, if there is a Subsequent Transaction (as defined in the Business Combination Agreement) during the seven years following the Closing, then all of the unvested Earnout Shares shall fully vest upon the consummation of the Subsequent Transaction.

The above summary of the terms of the Sponsor Letter Agreement is qualified in its entirety by the Sponsor Letter Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 21, 2021, the Company, PubCo and OP Group made available to investors a pre-recorded presentation regarding the Transaction. Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Company, PubCo and OP Group prepared for use in connection with various meetings and conferences with investors. Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is a transcript of the pre-recorded presentation made available by the Company, PubCo and OP Group in connection with the proposed Transaction.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

On July 21, 2021, the Company, PubCo and OP Group announced the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Subscription Agreement

On July 21, 2021, concurrently with the execution of the Business Combination Agreement, PubCo entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and conditions of which, the PIPE Investors have collectively subscribed for 1,500,000 PubCo Class A Common Stock shares for an aggregate purchase price equal to $15,000,000 (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to Closing. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (1) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (2) the mutual written agreement of each of the parties to terminate such Subscription Agreement; (3) on January 30, 2022, if the Closing has not occurred by such date, other than as a result of a breach of the PIPE Investor’s obligations; or (4) if any of the conditions to the Closing as set forth in the Subscription Agreement are (a) not satisfied or waived in writing prior to the Closing or (b) not capable of being satisfied on the Closing, and as a result of (a) or (b), the transactions in the Subscription Agreement will not be and are not consummated at the Closing.

In addition, the Company is also a party to the Subscription Agreements, but solely for the limited purpose of complying with the disclosure requirements as set forth in Section 13 of the Subscription Agreements, which obligation was satisfied in connection with the filing of this Current Report on Form 8-K.

The above summary of the terms of the Subscription Agreements is qualified in its entirety by the form of Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.4 and is incorporated herein by reference.

Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, Blocker Owner, CF OMS, Sponsor and certain of their respective affiliates will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PubCo will agree to register for resale, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), certain PubCo Class A Common Stock shares that are held by the parties thereto from time to time.

Each of the Holders (as defined in the Registration Rights Agreement) and their respective transferees will be entitled to request to sell all or a portion of their registrable securities in underwritten shelf takedown offerings, in each case subject to certain offering thresholds, the terms and conditions of the Lock-Up Agreement (defined and discussed in further detail below) and certain other conditions. Demanding Holders (as defined in the Registration Rights Agreement) are limited to three demand underwritten offerings for the term of the Registration Rights Agreement. In addition, all Holders (as defined in the Registration Rights Agreement) have certain piggyback registration rights, subject to customary underwriter cutbacks and certain other conditions. PubCo will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement, and the Holders shall bear all incremental selling expenses, including any fees or expenses for legal counsel representing such Holders. The Registration Rights Agreement includes customary indemnification provisions.

The above summary of the Registration Rights Agreement is qualified in its entirety by the form of Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.5 and is incorporated herein by reference.

Lock-Up Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo will enter into lock-up agreements (the “Lock-Up Agreements”) with each of Blocker Owner, Sponsor and CF OMS, pursuant to, and on the terms and conditions of which, subject to certain exceptions, such Holders (as defined in the Lock-Up Agreements) shall not Transfer (as defined in the Lock-Up Agreements) or make any announcement of any intention to effect a Transfer of any of the equity interests of PubCo Beneficially Owned (as defined in the Lock-Up Agreements) by the Holder during the period ending six months following the date of such Lock-Up Agreement.

The above summary of the Lock-Up Agreements is qualified in its entirety by the form of Lock-Up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.6 and is incorporated herein by reference.

Investor Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, Blocker Owner, CF OMS and Sponsor will enter into an investor rights agreement (the “Investor Rights Agreement”), pursuant to, and on the terms and condition of which, the initial composition of the board of directors of PubCo will be determined and Blocker Owner, CF OMS and Sponsor will be entitled to certain rights and representations on PubCo’s board of directors, subject to certain conditions related to such party’s continued ownership of PubCo. The Investor Rights Agreement includes a standstill provision, which restricts the parties thereto, until the termination of the standstill period (as described below), from (1) participating in any solicitation of proxies, (2) nominating new persons as director who were not nominated pursuant to the Investor Rights Agreement, (3) changing (a) the term or number of directors or (b) the composition of the board of directors, (4) entering into a voting agreement, voting trust, or similar arrangement or (5) forming, joining or participating in a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”). The standstill period shall begin upon consummation of the Transaction and shall terminate at the later of: (1) one year after the date of the Investor Rights Agreement and (2) the date on which PubCo’s 2022 annual meeting of stockholders at which directors are elected occurs.

The above summary of the Investor Rights Agreement is qualified in its entirety by the form of Investor Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.7 and is incorporated herein by reference.

PubCo Charter and PubCo Bylaws

PubCo will execute and file an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware (the “A&R PubCo Charter”), and PubCo shall adopt amended and restated bylaws (the “A&R PubCo Bylaws”), in each case to be effective at the Blocker Effective Time (as defined in the Business Combination Agreement), to establish PubCo’s post-transaction capital structure, authorizing: (i) 200,000,000 shares of Preferred Stock, par value $0.0001 per share, the rights of which may be designated from time to time by PubCo’s board of directors; (ii) 500,000,000 shares of Class A Common Stock, par value $0.0001 per share, entitling the owners thereof to one vote per share plus a share in the economics of PubCo; and (iii) 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, entitling owners thereof to one vote per share and no share in the economics of PubCo.

The above summary of the A&R PubCo Charter and A&R PubCo Bylaws are qualified in their entirety by the form of A&R PubCo Charter and A&R PubCo Bylaws, copies of which are filed with this Current Report on Form 8-K as Exhibits 99.8 and 99.9, respectively, and are each incorporated herein by reference.

The foregoing description of the Business Combination Agreement, Subscription Agreements, Registration Rights Agreement, Lock-Up Agreements, Investor Rights Agreement, Tax Receivable Agreement, Transaction Support Agreement, Sponsor Letter Agreement, A&R PubCo Charter and A&R PubCo Bylaws (collectively, the “Transaction Documents”), and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Transaction Documents, copies of which are filed with this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

The Transaction Documents have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or its affiliates. The representations, warranties, covenants and agreements contained in the Transaction Documents and the other documents related thereto were made only for the purposes of the Transaction Documents as of the specific dates therein, were solely for the benefit of the parties to the Transaction Documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Documents and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter or representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The information in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including Adjusted EBITDA. EBITDA is defined as net income plus interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, plus extraordinary expenses, equity compensation, non-recurring management fees and other onetime non-recurring items. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. The Company, OP Group and PubCo believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.

Additional Information

In connection with the proposed business combination, PubCo intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with its solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in the business combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company, PubCo and the proposed business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date established for voting on the proposed business combination and other matters as may be described in the Registration Statement. The Company’s stockholders will also be able to obtain copies of the Registration Statement, including the proxy statement/prospectus and other documents filed with the SEC that may be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: MDH Acquisition Corp, 600 N. Carroll Ave., Suite 100, Southlake, TX 76092, Attention: Chief Executive Officer.

Participants in the Solicitation

The Company and PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company are contained in the Company’s final prospectus dated February 1, 2021 relating to its initial public offering and in Company’s subsequent filings with the SEC, and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: MDH Acquisition Corp, 600 N. Carroll Ave., Suite 100, Southlake, TX 76092, Attention: Chief Executive Officer. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

No Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or PubCo nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements made herein, and oral statements made from time to time by representatives of the Company, OP Group and PubCo, are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, including its registration statement on Form S-1 filed in connection with its initial public offering, and those identified elsewhere in this communication, important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the inability of the parties to complete the contemplated transactions within the anticipated timeframe or at all; (2) the outcome of any legal proceedings that may be instituted against the Company, OP Group or PubCo following the announcement of the Business Combination Agreement; (3) the risk that requisite regulatory, corporate and other approvals, including the approval of MDH stockholders, and consents for the proposed business combination are not obtained or are delayed; (4) the inability to recognize the anticipated benefits of the proposed business combination; (5) unexpected costs resulting from the proposed business combination; (6) changes in general economic conditions, including as a result of the COVID-19 pandemic; (7) regulatory conditions and developments; (8) changes in applicable laws or regulations; and (9) other risks and uncertainties indicated from time to time in the Registration Statement relating to the proposed business combination, including those under "Risk Factors" therein, and in the Company’s other filings with the SEC. The foregoing list of factors is not exclusive.  Forward-looking statements speak only as of the date they are made, and none of the Company, OP Group or PubCo undertakes any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of July 21, 2021, by and among MDH Acquisition Corp., Paylink Holdings Inc., Normandy Holdco LLC, Olive Ventures Holdings, Inc., Milestone Merger Sub Inc., MDH Merger Sub Inc., CF OMS LLC and OP Group Holdings, LLC.

10.1	Form of Tax Receivable Agreement, by and among CF OMS LLC, Olive Ventures Holdings, Inc., OP Group Holdings, LLC and MDH Acquisition Corp.

10.2	Transaction Support Agreement, dated as of July 21, 2021, by and among OP Group Holdings, LLC, MDH Acquisition Corp., Olive Ventures Holdings, Inc. and MDIH Sponsor, LLC.

10.3	Sponsor Letter Agreement, dated as of July 21, 2021, by and among MDIH Sponsor, LLC, Olive Ventures Holdings, Inc., OP Group Holdings, LLC and MDH Acquisition Corp.

99.1	Investor Presentation, July 2021.

99.2	Transcript of Recorded Investor Overview, dated July 21, 2021.

99.3	Press Release, dated July 21, 2021.

99.4	Form of Subscription Agreement, dated as of July 21, 2021, by and between Olive Ventures Holdings, Inc. and the subscribers party thereto and, for the limited purposes stated therein, MDH Acquisition Corp.

99.5	Form of Registration Rights Agreement, by and among Olive Ventures Holdings, Inc., Normandy Holdco LLC, CF OMS LLC, MDIH Sponsor, LLC and certain of their respective affiliates.

99.6	Form of Lock-Up Agreement, by and among Olive Ventures Holdings, Inc. and each of the holders thereto.

99.7	Form of Investor Rights Agreement, by and among Olive Ventures Holdings, Inc., Normandy Holdco LLC, CF OMS LLC and MDIH Sponsor, LLC.

99.8	Form of Amended and Restated Certificate of Incorporation of Olive Ventures Holdings, Inc.

99.9	Form of Amended and Restated Bylaws of Olive Ventures Holdings, Inc.

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDH ACQUISITION CORP.

	By:	/s/ Beau Blair
Name: Beau Blair
Title: Chief Executive Officer

Dated: July 21, 2021